Purchase Price Payable	6 Months Ended
Mar. 31, 2015
Purchase Price Payable [Abstract]
Purchase Price Payable
10.	Purchase Price Payable

During the six months ended March 31, 2015, the Company accrued an additional $1,000,000 in purchase price consideration in connection with the acquisition of DoubleVision. The Share Purchase Agreement has an earn-out provision that could cause the Company to issue additional shares of the Company’s common stock equal to $1,000,000 (valued at the average closing price for the ninety days ending July 31, 2015) as additional purchase price consideration if the Company’s media placement revenues for the twelve-month period from August 1, 2014 to July 31, 2015 are at least $3,000,000, subject to certain conditions such as receipt of customer payments and achievement of a gross margin threshold. In anticipation of achieving the conditions for payment of the earn-out amount, an additional $1,000,000 has been accrued.